UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported)    JULY 17, 2003
                                                         -----------------------



                            PATRICK INDUSTRIES, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          INDIANA                    0-3922                     35-1057796
----------------------------    -----------------         ----------------------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)            Identification Number)


  1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA                46515
---------------------------------------------------------------       ----------
        (Address of Principal Executive Offices)                      (Zip Code)

        Registrant's Telephone Number, including area code    (574) 294-7511
                                                          ----------------------


                                 NOT APPLICABLE
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  Exhibit Number    Description
                  --------------    -----------

                       99.1 Press Release dated July 17, 2003 announcing second quarter 2003 and six-months results.

ITEM 9.  REGULATION FD DISCLOSURE

                  The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

                  On July 17, 2003, Patrick Industries, Inc. issued a press release setting forth Patrick Industries, Inc.'s second quarter 2003 and six-months results. A copy of the press release is filed herewith as Exhibit
99.1 and hereby incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    PATRICK INDUSTRIES, INC.
                                               ---------------------------------
                                                        (Registrant)




DATE JULY 18, 2003                             BY   /S/ Andy L. Nemeth
     ----------------                             ------------------------------
                                                        Andy L. Nemeth
                                                        Vice President - Finance